Goodwill	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Goodwill
Note 18
: Goodwill
The following table presents goodwill for the years ended December 31
, 2021
and 2020
:

	2021	2020
Cost:
Balance at January 1,	5,976	5,853
Acquisitions	-	133
Disposals of businesses	(16)	-
Translation and other, net	(20)	(10)
Carrying amount at December 31:	5,940	5,976
Impairment test of goodwill
The Company performed its annual goodwill impairment test as of October 1
, 2021
. No goodwill impairment was recorded as the estimated fair value less costs of disposal of each CGU exceeded their carrying values by more than 100%. The Company performed the test for each group of CGUs to which goodwill was allocated and monitored by management at the date of the test. The following table shows the carrying amount of goodwill that was tested for impairment by CGU:

Cash-Generating Unit	2021
Legal Professionals	3,364
Corporates	1,306
Tax & Accounting Professionals	877
Reuters News	138
Global Print	250
In the 2019 impairment test, the fair value less costs of disposal for each CGU exceeded their respective carrying values by over 100%. As allowed under IAS 36,
Impairment of Assets
, the Company did not
re-estimate
the recoverable value of these CGUs for the 2021 impairment test because management concluded that no events or changes in circumstances indicated that the carrying value of these CGUs might not be recoverable. The valuation techniques, significant assumptions and sensitivities described below relate to the recoverable values determined in the 2019 impairment test.
Valuation Techniques
The selection and application of valuation techniques and the determination of significant assumptions requires judgment. As with previous impairment tests, the recoverable value of each CGU was based on fair value less costs of disposal, using a weighted average of the income approach and market approach. IFRS 13
,
Fair Value Measurement
, defines fair value as a market-based measurement rather than an entity-specific measurement. Therefore, the fair value of the CGU must be measured using the assumptions that market participants would use rather than those related specifically to the Company. In particular, the discount and tax rates used in the income approach reflect market participant assumptions. To calculate these market participant assumptions, publicly available data was gathered from companies operating in businesses similar to each CGU, which includes key competitors. As certain inputs to the valuation are not based on observable market data, the recoverable value of each CGU is categorized in Level 3 of the fair value measurement hierarchy.
Income approach
The income approach is predicated upon the value of the future cash flows that a business will generate. The Company used the discounted cash flow (“DCF”) method, which involves projecting cash flows and converting them into a present value equivalent through discounting. The discounting process uses a rate of return that is commensurate with the risk associated with the business and the time value of money. This approach requires assumptions about revenue growth rates, operating margins, capital expenditures, tax rates and discount rates.

Market approach
The market approach assumes that companies operating in the same industry will share similar characteristics and that company values will correlate to those characteristics. Therefore, a comparison of a CGU to similar companies whose financial information is publicly available may provide a reasonable basis to estimate fair value. Under the market approach, fair value is calculated based on revenue or EBITDA multiples of benchmark companies comparable to the businesses in each CGU. Data for the benchmark companies was obtained from publicly available information.
Significant Assumptions
Weighting of Valuation Techniques
The Company weighted the results of the two valuation techniques noted above, consistently applied to each CGU, as follows: 60% income approach/40% market approach. The Company believes that given volatility in capital markets, it is appropriate to apply a heavier weighting to the income approach.
Cash Flow Projections
Cash flow projections were based on the Company’s internal budget. The Company projected cash flows for a period of three years and applied a perpetual growth rate thereafter, as prescribed by IAS 36. To project cash flows for the three-year period, the Company considered growth in revenues and costs as well as capital expenditures. In preparing its projections, the Company considered past experience, economic trends such as GDP growth and inflation as well as industry and market trends. The projections also considered the expected impact from efficiency initiatives, new product launches, customer retention, as well as the maturity of the markets in which each business operates.
Discount Rate
The Company assumed a discount rate to calculate the present value of its projected cash flows. The discount rate represented a weighted-average cost of capital (“WACC”) for comparable companies operating in similar industries as the applicable CGU, based on publicly available information. The WACC is an estimate of the overall required rate of return on an investment for both debt and equity owners and serves as the basis for developing an appropriate discount rate. Determination of the WACC requires separate analysis of the cost of equity and the cost of debt. The cost of equity reflects the long-term risk-free interest rate associated with U.S. Treasury bonds and considers a risk premium based on an assessment of risks related to the projected cash flows of each CGU.
Lower discount rates were applied to CGUs whose cash flows are expected to be less volatile due to factors such as the maturity of the market they serve and their market position. Higher discount rates were applied to CGUs whose cash flows are expected to be more volatile due to competition or participation in less stable geographic markets.
Tax Rate
The tax rates applied to the projections were based on effective tax rates of comparable companies operating in similar industries as the applicable CGU, based on publicly available information, or statutory tax rates. Tax assumptions are sensitive to changes in tax laws and the jurisdictions in which profits are earned.
The key assumptions used in performing the impairment test, by CGU, are presented below:

Cash-Generating Unit	Perpetual Growth Rate (1)		Discount Rate	Tax Rate
Legal Professionals	2.5%		7.0%	25.6%
Corporates	2.5%		8.0%	25.9%
Tax & Accounting Professionals	3.0%		8.5%	26.8%
Reuters News	2.5%		9.0%	20.8%
Global Print	(4.4%	)	9.0%	25.8%
(1)  The perpetual growth rate is applied to the final year of cash flow projections.

Results and Sensitivities
The fair value for each CGU exceeded its carrying value by over 100%. Therefore, the sensitivity analysis demonstrated that no reasonably possible change in the perpetual growth, discount rate or income tax assumptions would cause the carrying amounts of any CGU to exceed its recoverable amount.